UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 14, 2013

CRIMSON EXPLORATION INC.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-12108	20-3037840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Ave., Suite 2900
Houston, Texas 77002
(Address of principal executive offices)

(713) 236-7400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 14, 2013 Crimson Exploration Inc. (“Crimson”) issued a press release announcing that it has established a record date and the expected timing of its meeting date for the special meeting of its stockholders to consider and vote upon a proposal to adopt the previously announced Agreement and Plan of Merger, dated as of April 29, 2013, (the “Merger Agreement”) with respect to the proposed merger (the “Merger”) of Contango Acquisition, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Contango Oil & Gas Company (“Contango”), with and into Crimson and other related matters.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Contango has filed with the Securities and Exchange Commission (the “SEC”) a preliminary registration statement on Form S-4, which includes a preliminary joint proxy statement of Crimson and Contango that also constitutes a prospectus of Contango. Contango and Crimson also plan to file other documents with the SEC regarding the proposed agreement.  After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of Crimson.  INVESTORS AND SECURITY HOLDERS OF CRIMSON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN FILED) AND ALL AMENDMENTS AND SUPPLEMENTS THERETO AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Crimson and Contango, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Crimson will be available free of charge on Crimson’s internet website at www.crimsonexploration.com under the tab “Investor Relations,” or by contacting Crimson’s Investor Relations Department at 713-236-7400.  Copies of the documents filed with the SEC by Contango will be available free of charge on Contango’s internet website at www.contango.com under the tab “Investor Relations,” or by contacting Contango’s Investor Relations Department at 713-960-1901.

Participants in the Solicitation

Crimson, Contango and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Crimson and Contango in connection with the proposed transaction. Information about the directors and executive officers of Crimson is set forth in Crimson’s proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 3, 2013.  Information about the directors and executive officers of Contango is set forth in Contango’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on October 12, 2012.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.  Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements regarding the effects of the proposed Merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning.  For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the proposed Merger (including its benefits, results, effects and timing), the attributes of Crimson as a subsidiary of Contango and whether and when the transactions contemplated by the Merger Agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.  These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to: the failure of the stockholders of Crimson or the stockholders of Contango to approve the Merger or the issuance of Contango common stock to Crimson’s stockholders, respectively; the risk that the conditions to the closing of the Merger are not satisfied; the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; uncertainties as to the timing of the Merger; competitive responses to the proposed Merger; costs and difficulties related to the integration of Crimson’s business and operations with Contango’s business and operations; the inability to or delay in obtaining cost savings and synergies from the Merger; unexpected costs, charges or expenses resulting from the Merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Contango following completion of the Merger; and any changes in general economic and/or industry specific conditions.

Crimson and Contango caution that the foregoing list of factors is not exclusive.  Additional information concerning these and other risk factors is contained in Crimson’s and Contango’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov.  Each forward-looking statement speaks only as of the date of the particular statement, and neither Crimson nor Contango undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.  All subsequent written and oral forward-looking statements concerning Crimson, Contango, the proposed transaction or other matters and attributable to Crimson and Contango or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: August 14, 2013	By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 14, 2013

EXHIBIT 99.1

Crimson Exploration Inc. Announces Record Date and expected Meeting Date timing for Special Stockholder Meeting in Connection with Contango Oil & Gas Company Merger

HOUSTON, TEXAS—August 14, 2013—Crimson Exploration Inc. (NasdaqGM: CXPO) (“Crimson”) announced today that it has established a record date and the expected timing of the meeting date for the special meeting of its stockholders to consider and vote upon a proposal to adopt the previously announced agreement and plan of merger, dated as of April 29, 2013, (the “Merger Agreement”) with respect to the proposed merger (“Merger”) of Crimson with a direct, wholly-owned subsidiary of Contango Oil & Gas Company (NYSE MKT: MCF) (“Contango”) and other related matters.

Stockholders of record at the close of business on August 20, 2013, will be entitled to notice of the special meeting and to vote at the special meeting.  The special meeting is expected to be held in early October at the company’s offices at 717 Texas Avenue, Suite 2900, Houston, TX, 77002.

Completion of the Merger remains subject to approval by Crimson stockholders and satisfaction or waiver of certain other conditions.

About Crimson

Crimson is a Houston, Texas based independent energy company engaged in the exploitation, exploration, development and acquisition of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States.  Additional information on Crimson is available on Crimson’s website at www.crimsonexploration.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Contango has filed with the Securities and Exchange Commission (the “SEC”) a preliminary registration statement on Form S-4, which includes a preliminary joint proxy statement of Crimson and Contango that also constitutes a prospectus of Contango. Contango and Crimson also plan to file other documents with the SEC regarding the proposed agreement. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of Crimson.  INVESTORS AND SECURITY HOLDERS OF CRIMSON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN FILED) AND ALL AMENDMENTS AND SUPPLEMENTS THERETO AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Crimson and Contango, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by

Crimson will be available free of charge on Crimson’s internet website at www.crimsonexploration.com under the tab “Investor Relations,” or by contacting Crimson’s Investor Relations Department at 713-236-7400.  Copies of the documents filed with the SEC by Contango will be available free of charge on Contango’s internet website at www.contango.com under the tab “Investor Relations,” or by contacting Contango’s Investor Relations Department at 713-960-1901.

Participants in the Solicitation

Crimson, Contango and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Crimson and Contango in connection with the proposed transaction. Information about the directors and executive officers of Crimson is set forth in Crimson’s proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 3, 2013.  Information about the directors and executive officers of Contango is set forth in Contango’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on October 12, 2012.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.  Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934.  These include statements regarding the effects of the proposed Merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning.  For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the proposed Merger (including its benefits, results, effects and timing), the attributes of Crimson as a subsidiary of Contango and whether and when the transactions contemplated by the Merger Agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.  These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to: the failure of the stockholders of Crimson or the stockholders of Contango to approve the Merger or the issuance of Contango common stock to Crimson’s stockholders, respectively; the risk that the conditions to the closing of the Merger are not satisfied; the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; uncertainties as to the timing of the Merger; competitive responses to the proposed

Merger; costs and difficulties related to the integration of Crimson’s business and operations with Contango’s business and operations; the inability to or delay in obtaining cost savings and synergies from the Merger; unexpected costs, charges or expenses resulting from the Merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Contango following completion of the Merger; and any changes in general economic and/or industry specific conditions.

Crimson and Contango caution that the foregoing list of factors is not exclusive.  Additional information concerning these and other risk factors is contained in Crimson’s and Contango’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov.  Each forward-looking statement speaks only as of the date of the particular statement, and neither Crimson nor Contango undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.  All subsequent written and oral forward-looking statements concerning Crimson, Contango, the proposed transaction or other matters and attributable to Crimson and Contango or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contact:
Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer